==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------


                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                          THE SECURITIES ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 9, 1995


                               ----------------


                           HOST MARRIOTT CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                        1-5664                   53-0085950
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

                 10400 FERNWOOD ROAD, BETHESDA, MARYLAND 20817
              (ADDRESS OF PRINCIPAL EXECUTION OFFICES) (ZIP CODE)

                               ----------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (301) 380-9000
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)






===============================================================================

                                   FORM 8-K

Item 5. Other Events

     On August 9, 1995, the Registrant announced that it will spin off its airport and tollroad concessions business through a special dividend. A copy of the news release announcing the spin off is attached as an exhibit to this current report.

Item 7. Exhibit

    (c) Exhibit

        (99) News Release dated August 9, 1995.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HOST MARRIOTT CORPORATION

                                      BY:   /s/ CHRISTOPHER G. TOWNSEND
                                         ------------------------------------
                                                Christopher G. Townsend
                                               Senior Vice President and
                                                  Corporate Secretary
Date: August 9, 1995

                                       1